UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2017

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (71 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2017 (the “Refinancing Date”), Corning Natural Gas Corporation (the “Gas Company”), a wholly-owned subsidiary of Corning Natural Gas Holding Corporation (the “Holding Company”), refinanced a series of loans with M&T Bank. Four outstanding promissory notes were consolidated into a single ten-year fixed-rate term note in the original principal amount of $29,000,000, maturing on November 30, 2027 (the “2017 Term Note”) under an Amended and Restated Credit Agreement, dated November 30, 2017 (the “2017 Credit Agreement”).

Two of the consolidated notes were issued under a Credit Agreement, dated January 27, 2016 (the “2016 Credit Agreement”): (i) a term note in the original principal amount of $17,400,000, dated January 27, 2016, payable in 59 monthly installments maturing on January 27, 2022, with an outstanding principal amount of $15,328,571.40 on the Refinancing Date; and (ii) a term note in the original principal amount of $4,200,000, payable in 47 monthly installments beginning January 27, 2017, and maturing on January 27, 2021, with an outstanding principal balance of $3,700,000.00 on the Refinancing Date (together, the “January 2016 Term Notes”). The 2016 Credit Agreement covered an $8,000,000 revolving credit facility and note (the “2016 Revolver”). The 2016 Credit Agreement, the 2016 Term Notes and the 2016 Revolver were described in and filed as exhibits to the Holding Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 2, 2016 (the “February 2016 Form 8-K”). A third note in the original principal amount of $4,200,000, dated August 31, 2016, was outstanding in the principal amount of $4,200,000 on the Refinancing Date (the “August 2016 Note”). The fourth note, in the original principal amount of $3,600,000, dated November 14, 2017, was outstanding in the principal amount of $3,600,000 on the Refinancing Date (the “November 2017 Note”).

Material terms of the 2016 Credit Agreement, the January 2016 Term Notes, and the General Security Agreement covering the Gas Company’s personal property and fixtures were described in the February 2016 Form 8-K.

Material terms of the 2017 Credit Agreement, the 2017 Term Note and the Amended and Restated General Security Agreement, date November 30, 2017,  are described below. The information set forth below under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” and the terms of the 2017 Credit Agreement and the 2017 Term Note, which are filed as exhibits to this Current Report on Form 8-K, are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 30, 2017, the Gas Company issued to M&T Bank a Replacement Term Note in the original principal amount of $29,000,000 (the “2017 Term Note”). The 2017 Term Note replaces the 2016 Term Notes, the August 2016 Note and the November 2017 Term Note (described above), which had an aggregate amount of $26,839,342.52 outstanding on the Refinancing Date. The 2017 Term Note bear interest at a principle interest of fixed rate of 4.16% and is payable in 119 monthly installments of $296,651.49 with the final installment of unpaid principal and interest due on November 30, 2027 (the “Maturity Date”). The 2017 Term Note may be prepaid upon payment of a prepayment premium equal to the greater of 1% of the amount prepaid or the present value of the spread between the 4.16% fixed interest rate of the 2017 Term Note and the then current “market rate” based on then most recent U. S. Treasury Obligations with a term corresponding to the remaining period to the Maturity Date.

The Amended and Restated Credit Agreement (the “2017 Credit Agreement”), dated January 27, 2016, between the Gas Company and M&T Bank, a New York banking corporation (sometimes referred to as “Lender”) contains various affirmative and negative covenants of the Gas Company including, among others: (i) a “Total Funded Debt to Tangible Net Worth” (as such terms are defined in the 2017 Credit Agreement) raio of not greater than 1.40 to 1.0; and (ii) a “Total Funded Debt to EBITDA” (as such terms are defined in the Credit Agreement) ratio of not greater than 3.75 to 1.0, and (iii) a minimum Cash Flow Coverage (as defined in the Credit Agreement) of not less than 1.10 to 1.0; in each case measured quarterly based on the Gas Company’s trailing twelve month operating performance and fiscal quarterly financial statements; delivery of compliance and financial statement requirements, and prohibitions on any sale of all or substantially all of its assets, acquisitions of substantially all the asset of any other entity, doing business under any assumed name, material changes to its business, purposes, structure or operations which could materially adversely affect the Gas Company, or any merger, consolidation or other similar transaction.

Events of Default under the 2017 Credit Agreement and the 2017 Term Note which permit the Lender to exercise its remedies, including immediate acceleration of the principal and interest on any loans outstanding to the Gas Company, include, among others: (i) default in the payment of principal or interest on the loans under the 2017 Credit Agreement, (ii) default by the Gas Company on any other obligation under the 2017 Credit Agreement and related documents, (iii) failure to pay when due in any other obligations of the Gas Company which could result in the acceleration of that obligation, (iv) various failures by any pension plan maintained by the Gas Company to to comply with applicable law or any underfunding which the Lender determines may have an material adverse effect on the Gas Company’s ability to repay its debts, (v) entry of any judgments or order of any court or governmental entity against the Gas Company, and (vi) various bankruptcy and insolvency events. In addition, additional events of default under the 2017 Credit Agreement include: any adverse change in the Gas Company, its business, assets, operations, affairs or condition which the Lender determines will have a material adverse effect on the Gas Company, its business, assets, operation or condition (financial or otherwise) or on its ability to repay its debts, and at any time the Lender in good faith deems itself insecure with respect to payment of the Gas Company’s obligations to it or other performance of such obligations.

In connection with the transaction under the 2017 Credit Agreement, the Gas Company entered into an Amended and Restated General Security Agreement, dated November 30, 2017, from the Gas Company to M&T Bank (the “2017 Security Agreement”), continues to secures all obligations of the Gas Company to M&T Bank including, without limitation, principal and interest on the 2017 Term Note and any fees and charges. The security interest granted under the 2017 Security Agreement covers all personal property of the Gas Company including, among other things, accounts, deposit accounts, general intangibles, inventory, and all fixtures, including, among other things, pipelines, easements, rights of way and compressors in the Gas Company’s distribution system. The 2017 Security Agreement contains various representations, warranties, covenants and agreements customary in security agreements and various events of default substantially similar to those in the 2017 Credit Agreement with remedies under the New York Uniform Commercial Code and the 2017 Security Agreement.

The 2017 Credit Agreement, the 2017 Term Note, and the 2017 Security Agreement are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of such documents.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Amended and Restated Credit Agreement, dated November 30, 2017, between Corning Natural Gas Corporation and M&T Bank.

Exhibit 10.2 Replacement Term Note, dated November 30, 2017, from Corning Natural Gas Corporation to M&T Bank in the initial principal amount of $29,000,000, with Prepayment Premium Rider.

Exhibit 10.3 Amended and Restated General Security Agreement, date November 30, 2017 from Corning Natural Gas Corporation and M&T Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: December 6, 2017

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit No	Description	Location

Exhibit 10.1	Amended and Restated Credit Agreement, dated November 30, 2017
	between Corning Natural Gas Company and M&T Bank.	Filed herewith

Exhibit 10.2	Replacement Term Note, dated November 30, 2017, from Corning
	Natural Gas Company to M&T Bank in the initial principal amount of $29,000,000, with Prepayment Premium Rider.	Filed herewith

Exhibit 10.3	Amended and Restated General Security Agreement, dated November 30, 2017
	from Corning Natural Gas Corporation and M&T Bank	Filed herewith